UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (January 29, 2010)

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 29, 2010, Thomas D. DeBrock resigned, effective that same day, as the Company’s Senior Vice President – Geosciences to pursue other interests.

Paul Jones, the Company’s Vice President – Geosciences, who has been with the Company since mid-2003 and has 27 years of industry experience, will assume management responsibility on an interim basis for the Company’s geosciences functions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2010

ENERGY PARTNERS, LTD.

By:	/S/ JOHN H. PEPER
John H. Peper
Executive Vice President, General Counsel and Corporate Secretary

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